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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2002

                         Huttig Building Products, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         001-14982                 43-0334550
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  (State or other jurisdiction       (Commission           (IRS Employer
   of incorporation)                 File Number)         Identification No.)


             14500 South Outer Forty Road, Chesterfield, MO   63017
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             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (314) 216-2600
                                                           --------------

   Former name or former address, if changed since last report: Not Applicable
                                                                --------------





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Item 5.  Other Events

         On April 19, 2002, Huttig Building Products, Inc. filed suit against The Rugby Group Ltd., its principal stockholder, and Rugby IPD Corp., a subsidiary of The Rugby Group Ltd., alleging that they have breached their contractual obligations to indemnify and defend Huttig against liabilities and claims arising out of a business that was acquired by Rugby Building Products, Inc. in 1994. A copy of the press release announcing the filing of this lawsuit is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

           (c) Exhibits.

           99.1               Press release dated April 19, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Huttig Building Products, Inc.
                                       ------------------------------
                                                (Registrant)


Date:    April 19, 2002                    /s/ Barry J. Kulpa
                                       -----------------------------------------
                                       Barry J. Kulpa
                                       President and Chief Executive Officer




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                                  EXHIBIT INDEX


          99.1             Press release dated April 19, 2002





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